UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2005

IMH ASSETS CORP. (as depositor under a Series 2005-8 Indenture dated as of November 30, 2005, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2005-8)

IMH Assets Corp.

(Exact name of registrant as specified in its charter)

California	333-126443	33-0705301
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1401 Dove Street Newport Beach, California		92660
(Address of Principal Executive Offices		(Zip Code)

Registrant’s telephone number, including area code: (949) 475-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Description of the Mortgage Pool

On or about November 30, 2005, the Registrant will cause the issuance and sale of Impac CMB Trust Series 2005-8, Collateralized Asset-Backed Bonds, Series 2005-8 (collectively, the “Bonds”) pursuant to an Indenture, dated as of November 30, 2005, between Impac CMB Trust Series 2005-8, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee. The Bonds to be designated as the Series 2005-8 Bonds will represent in the aggregate the entire beneficial ownership interest in a trust estate (the “Trust Estate”) consisting primarily of a pool (the “Mortgage Pool”) of conventional, one- to four-family, adjustable-rate, first lien, residential mortgage loans having original terms to maturity up to 30 years (the “Group 1 Mortgage Loans”) and adjustable-rate, first lien, multifamily mortgage loans having original terms to maturity up to 30 years (the “Group 2 Mortgage Loans” and together with the Group 1 Mortgage Loans, the “Mortgage Loans”).

Collateral Term Sheets

Countrywide Securities Corporation, Bear, Stearns & Co. Inc. and UBS Securities LLC (together the “Underwriters”) have advised the Registrant that they have furnished to certain prospective investors certain materials, herein referred to as “Collateral Term Sheets”, in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

The Collateral Term Sheets have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Bonds and by any other information subsequently filed with the Commission.

The Collateral Term Sheets were prepared by the Underwriters at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits
Exhibit No.	Description
99.1

Collateral Term Sheets (as defined in Item 8.01) that have been provided by the
Underwriters to certain prospective purchasers of Impac CMB Trust Series 2005-8,
Collateralized Asset-Backed Bonds, Series 2005-8.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 23, 2005

IMH ASSETS CORP.

By:	/s/ Ron Morrison
Name:	Ron Morrison
Title:	Executive Vice President

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
99.1

Collateral Term Sheets (as defined in Item 8.01) that have been provided by the Underwriters to certain prospective purchasers of Impac CMB Trust Series 2005-8, Collateralized Asset-Backed Bonds, Series 2005-8.

P

EXHIBIT 99.1

FILED BY PAPER